                                                                    EXHIBIT (vv)

                                                                  EXECUTION COPY



                               FIRST AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "AMENDMENT"), dated January 31, 2003, is entered into among INFORMATION RESOURCES, INC., a Delaware corporation, 564 RANDOLPH CO. #2, a Delaware corporation, IRI PUERTO RICO, INC., a Puerto Rico corporation, IRI VENEZUELA HOLDINGS, INC., a Delaware corporation, IRI GUATEMALA HOLDINGS, INC., a Delaware corporation, IRI GREEK HOLDINGS, INC., a Delaware corporation, IRI FRENCH HOLDINGS, INC., a Delaware corporation, IRI ITALY HOLDINGS, INC., a Delaware corporation, INFOSCAN ITALY HOLDINGS, INC., a Delaware corporation, SHOPPERS HOTLINE, INC., a Delaware corporation, and NORTH CLINTON CORPORATION, an Illinois corporation (collectively, the "CURRENT BORROWERS"), IRI INFOSCAN S.R.L., an Italian corporation (the "NEW BORROWER" and together with the Current Borrowers, the "BORROWERS" and each, a "BORROWER"), LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent for Lenders ("ADMINISTRATIVE AGENT"), and KEY CORPORATE CAPITAL, INC., as Syndication Agent for Lenders ("SYNDICATION AGENT") (Administrative Agent and Syndication Agent may also each hereinafter be referred to as a "LENDER" and together, with any other lenders executing this Amendment, "LENDERS").


                              W I T N E S S E T H:

     WHEREAS, Current Borrowers and Lenders are parties to that certain Revolving Credit Agreement, dated July 12, 2002 (the "CREDIT AGREEMENT") pursuant to which Lenders agreed to make available to the Current Borrowers a revolving credit facility up to $40,000,000 (the "CREDIT FACILITY");

     WHEREAS, in connection with establishment of the Credit Facility, Borrowers executed a Memorandum of Understanding dated July 12, 2002, as amended and restated on December 31, 2002 and as further amended on January 31, 2003 (the "MEMORANDUM") pursuant to which the Current Borrowers agreed to cause the New Borrower to become a borrower under the Credit Agreement, and Lenders agreed to make the Credit Facility available to the New Borrower on the same terms and conditions as the Current Borrowers; and

     WHEREAS, to satisfy the terms of the Memorandum and to amend the Credit Agreement in certain respects, the Current Borrowers, the New Borrower and Lenders have agreed to execute this Amendment.

     NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

                                    SECTION 1

                                  DEFINED TERMS

     Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Credit Agreement.


                                    SECTION 2

                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on the Amendment Effective Date, the Credit Agreement is amended as follows:

     2.1 By its execution hereof, the New Borrower hereby agrees to become party to the Credit Agreement with the Current Borrowers and is hereby bound by its terms and conditions in all respects as if it had been an original Borrower, notwithstanding the fact that New Borrower's obligations under the Credit Agreement, as amended hereby and as may from time to time be further amended or modified, are evidenced by separate Revolving Credit Notes, the forms of which are attached hereto as Exhibits A and B.

     2.2 The first sentence of Section 2.4(A) is amended and restated to read in its entirety as follows:

          "Unless otherwise provided in writing evidencing such Indebtedness, each Borrower agrees to pay Administrative Agent, for the benefit of each Lender, interest on the outstanding principal balance of its Loans from time to time at a rate equal to (i) with respect to Base Rate Loans, the Base Rate plus the Applicable Margin and (ii) with respect to LIBOR Loans, the LIBOR Rate plus the Applicable Margin."

     2.3 Section 2.7(A) is amended and restated to read in its entirety as follows:

          "[Intentionally Omitted]".

     2.4 The first sentence of Section 2.9(A) is amended by replacing the phrase "Borrowers agree, jointly and severally, to pay such Lender" with "each applicable Borrower agrees to pay such Lender".

     2.5 Section 2.9(B) is amended by replacing the phrase "Borrowers agree, jointly and severally, to pay to such Lender" with "each applicable Borrower agrees to pay to such Lender".

     2.6 The last sentence of Section 2.9(C) is amended by replacing the phrase "conclusive and binding on Borrowers" with "conclusive and binding on each applicable Borrower".

     2.7 Section 2.11 is amended and restated in its entirety to read as follows:

          "Each Borrower agrees to indemnify any Lender and to hold such Lender harmless from any cost, loss or expense which such Lender may sustain or incur as a consequence of (i) such Borrower making a payment or prepayment of principal or interest on any LIBOR Loan (including through a conversion to the same or a different type of Loan or pursuant to Sections 2.3(B) and 2.9 above) on a day which is not the last day of an Interest Period with respect thereto (other than interest paid on the last day of a three month interval in respect of a LIBOR Loan having an Interest Period longer than three months), (ii) any failure by such Borrower to borrow or convert any Loan hereunder after a Notice of Borrowing or Notice of Conversion has been given (in the case of LIBOR Loans) by it, (iii) default by such Borrower in making any prepayment of a LIBOR Loan after such Borrower has given a notice of prepayment and (iv) any acceleration of the maturity of the Loans in accordance with the terms of this Agreement, including, but not limited to, any such reasonable cost, loss or expense arising in liquidating the Loans and from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain the Loans hereunder. The provisions of this Section 2.11 shall survive the repayment of the Loans and the termination of this Agreement."

     2.8 The first sentence of Section 3.3(A) is amended by replacing the phrase "Borrowers agree" with "Each Borrower for whose account a Letter of Credit is issued agrees".

     2.9 The second sentence of Section 3.3(A) is amended by: (a) replacing the phrase "Borrowers agree" with "Each Borrower for whose account a Letter of Credit is issued agrees" and (b) adding the phrase "issued for its account" immediately after the phrase "Letter of Credit" and immediately before the phrase "immediately when due".

     2.10 Section 3.3(B) is amended and restated to read in its entirety as follows:

          "Notwithstanding any provisions to the contrary in any Master Letter of Credit Agreement, each Borrower for whose account a Letter of Credit is issued agrees to reimburse the Issuing Lender for amounts which the Issuing Lender pays under such Letter of Credit no later than the time specified in this Agreement. If such Borrower does not pay any such Reimbursement Obligations when due, such Borrower shall be deemed to have immediately requested that the Lenders make a Base Rate Loan under this Agreement in a principal amount equal to such unreimbursed Reimbursement Obligations. Administrative Agent shall promptly notify Lenders of such deemed request and, without the necessity of compliance with the requirements of Sections 2.1 and 6.1, each Lender shall make available to Administrative Agent its Loan in the manner prescribed for Base Rate Loans. The proceeds of such Loans shall be paid over by Administrative Agent to the Issuing Lender for the account of such Borrower in satisfaction of such unreimbursed Reimbursement Obligations, which shall thereupon be deemed satisfied by the proceeds of, and replaced by, such Base Rate Loan."

     2.11 The first sentence of Section 3.3(C) is amended by replacing the phrase "reimbursed therefore by Borrowers" with "reimbursed therefore by the Borrower for whose account such Letter of Credit was issued".

     2.12 The first sentence of Section 3.4 is amended by (a) replacing the phrase "Borrowers shall deliver" with "the requesting Borrower" and (b) replacing the phrase "signed by Borrowers" with "signed by such Borrower".

     2.13 Section 3.6 is amended and restated to read in its entirety as follows:

          "IRI shall pay to Administrative Agent (for the benefit of the Issuing Lender and the other Lenders) on the last Business Day of each calendar quarter, in arrears, a letter of credit fee at a rate per annum (the "LETTER OF CREDIT FEES") equal to the Applicable Margin for outstanding Letters of Credit. In addition, the Borrower for whose account a Letter of Credit is issued shall pay to Administrative Agent (for the benefit of the Issuing Lender and the other Lenders) any other processing, issuance, amendment or other similar fees customarily charged in connection with Letters of Credit, together with the Issuing Lender's out-of-pocket costs of issuing and servicing letters of credit. All Letter of Credit Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days."

     2.14 The first sentence of Section 4.1(A) is amended by replacing the phrase "Borrowers agree, jointly and severally, to pay" with "IRI agrees to pay".

     2.15 Section 4.1(B) is amended and restated to read in its entirety as follows:

          "Each Borrower agrees to pay to Administrative Agent such other Fees as such Borrower has agreed to pay in this Agreement or under any other fee agreement between such Borrower and Administrative Agent in connection herewith."

     2.16 The third sentence of Section 4.4(B) is amended and restated to read in its entirety as follows:

          "In the event Borrowers have exceeded any of the foregoing limits, each applicable Borrower agrees to repay any excess to Administrative Agent within two (2) Business Days after being provided of notice by Administrative Agent of the occurrence thereof."

     2.17 Section 5.1(D) is amended and restated to read in its entirety as follows:

          "The execution, delivery and performance by such Borrower of this Agreement and the Ancillary Agreements shall not, by its execution or performance, the lapse of time, the giving of notice or otherwise, constitute a violation of any material

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
          and any applicable law, rule, regulation, judgment, order or decree applicable to such Borrower or its assets (with respect to any Borrower organized under the laws of a jurisdiction other than the Unites States or a state or territory thereof (a "FOREIGN JURISDICTION"), this representation as to applicable laws, rules, regulations, judgments, orders or decrees is qualified to the extent enforcement of the Credit Documents is sought in such Foreign Jurisdiction, as such Foreign Jurisdiction may have mandatory provisions of laws of public order that may be different than the provisions set forth in the Credit Documents or applicable Illinois law) or constitute a material breach of any provision contained in such Borrower's charter or by-laws or contained in any material agreement, instrument, indenture or other document to which such Borrower is now a party or by which it or any of its property is bound;".

     2.18 The first two sentences of Section 5.1(J) are amended and restated read in their entirety as follows:

          "Except for the Collective Labor Agreement to which IRI Infoscan S.r.l. is a party and any other mandatory provisions of Italian labor laws applicable to IRI Infoscan S.r.l. with respect to contracts with its employees, (i) there are no strikes, work stoppages, labor disputes decertification petitions, union organizing efforts, grievances or other claims pending or, to such Borrower's knowledge, threatened in writing, between such Borrower and any of its employees, other than employee grievances or other claims arising in the ordinary course of business which, in the aggregate, would not have a Material Adverse Effect on each Borrower and (ii) to the best of such Borrower's knowledge, such Borrower has no obligation under any collective bargaining agreement or any employment agreement. Except for the Collective Labor Agreement to which IRI Infoscan S.r.l. is a party, to such Borrower's knowledge, there is no organizing activity pending or threatened in writing by any labor union or group of employees."

     2.19 Section 7.2(A) is amended and restated to read in its entirety as follows:

          "Pay to Administrative Agent on demand, any and all reasonable fees, costs or expenses which Administrative Agent or any Lender incurs arising out of or in connection with (i) the forwarding to such Borrower or any other Person on behalf of such Borrower, by Administrative Agent of proceeds of Loans made to such Borrower pursuant to this Agreement and (ii) the depositing for collection by Administrative Agent, of any check or item of payment received or delivered to Administrative Agent on account of the Indebtedness;".

     2.20 The first sentence of Section 7.2(G) is amended by adding the phrase "of such Borrower" at the end of such sentence.

     2.21 Section 7.2(M) is amended and restated to read in its entirety as follows:

          "Execute a mortgage in a form acceptable to Administrative Agent in favor of Administrative Agent and the other Lenders in the event a Borrower (other than IRI Infoscan S.r.l.) acquires any real property that is valued, in the aggregate of more than $1,000,000; and".

     2.22 A new Section 7.8 shall be added to the end of Section 7 to state as follows:

          "7.8 OWNERSHIP OF SUBSIDIARIES. The Borrowers shall ensure that at all times the shares of IRI Infoscan S.r.l., Information Resources S.A., and IRI Software Ltd. (each a "FOREIGN PLEDGED SUBSIDIARY") pledged under the Collateral Documents, entered into on or about January 31, 2003, constitute, in the aggregate, 65% of the total capital stock of each such Foreign Pledged Subsidiary, on a fully-diluted basis. IRI shall ensure that at all times it owns 100% of the total capital stock of IRI Software B.V. (the "DUTCH SUBSIDIARY"), on a fully-diluted basis; provided that once Articles 8 and 9 of the Articles of Association of the Dutch Subsidiary are amended to provide that a transfer of shares of the Dutch Subsidiary shall require the approval of a general shareholders' meeting (as opposed to granting other shareholders a right of first refusal over such shares), IRI shall only be required to own 65% of the total capital stock of the Dutch Subsidiary, on a fully-diluted basis."

     2.23 The first sentence of Section 10.3 is amended (a) by replacing the phrase "Borrowers, jointly and severally, hereby agree to pay" with "IRI hereby agrees to pay" and (b) by replacing the phrase "shall be payable by Borrowers, jointly and severally, to Administrative Agent" with "shall be payable by IRI to Administrative Agent".

     2.24 Section 11.6 is amended by adding the following sentence at the end of
Section 11.6:

          "Further, notwithstanding the foregoing and any provision herein contained to the contrary, and with respect to any Borrower that is organized under the laws of Italy, including IRI Infoscan S.r.l. (each an "ITALIAN BORROWER"), the liability of any Italian Borrower under this Section 11 (which liability is in any event in addition to amounts for which such Italian Borrower may be primarily liable under
          Section 2) shall be limited to an amount not to exceed as of any date of determination the lesser of: (i) the net amount of all Loans advanced to any other Borrower under this Agreement and then re-loaned or otherwise transferred to, or for the benefit of, such Italian Borrower and for which such Italian Borrower is still owing to such other Borrower at the time of determination; and (ii) $40,000,000."

     2.25 The Schedules to the Credit Agreement are hereby amended and restated to read in their entirety as set forth in Exhibit E hereto.

                                    SECTION 3

                         REPRESENTATIONS AND WARRANTIES

     Each Borrower hereby represents and warrants to Lenders that:

     3.1 DUE AUTHORIZATION, ETC. The execution and delivery of this Amendment and the performance of such Borrower's obligations under the Credit Agreement, as amended by this Amendment, are duly authorized by all necessary corporate action, do not require any filing or registration with or approval or consent of any governmental agency or authority, do not and will not conflict with, result in any violation of or constitute any default under any provision of its articles of incorporation or by-laws of that of any of its Subsidiaries or any material agreement or other document binding upon or applicable to it or any of its Subsidiaries (or any of their respective properties) or any material law or governmental regulation or court decree or order applicable to it or any of its Subsidiaries, and will not result in or require the creation or imposition of any Lien in any of its properties or the properties of any of its Subsidiaries pursuant to the provisions of any agreement binding upon or applicable to it or any of its Subsidiaries, except in favor of Lenders.

     3.2 VALIDITY. This Amendment has been duly executed and delivered by such Borrower and, together with the Credit Agreement, constitutes a legal, valid and binding obligation of such Borrower to the extent such Borrower is a party thereto, enforceable against such Borrower in accordance with their respective terms subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of the rights of creditors generally, and with respect to the New Borrower, subject to the application of mandatory provisions of Italian law if this Amendment or the Credit Agreement is sought to be enforced in Italy.

     3.3 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 5 of the Credit Agreement are true and correct on the date of this Amendment, except to the extent (a) that such representations and warranties solely relate to an earlier date or (b) changed by circumstances permitted by the Credit Agreement.

     3.4 ABSENCE OF DEFAULTS. No Event of Default or default has occurred or is occurring as of the date hereof.


                                    SECTION 4

                              CONDITIONS PRECEDENT

     This Amendment shall become effective and the New Borrower shall have the right (subject to the conditions set forth in Section 6.1 of the Credit Agreement) to borrow funds under the Credit Facility upon satisfaction of all of the following conditions precedent (the date on which such conditions are satisfied or waived, the "AMENDMENT EFFECTIVE DATE"):

     4.1 RECEIPT OF DOCUMENTS. Administrative Agent shall have received all of the following, each in form and substance satisfactory to Administrative Agent:

          (a) Amendment. A counterpart original of this Amendment duly executed by Borrowers and Syndication Agent.

          (b) Revolving Credit Note for Administrative Agent. A Revolving Credit
     Note in favor of the Administrative Agent in the form of Exhibit A to this Amendment, duly executed by New Borrower.

          (c) Revolving Credit Note for Syndication Agent. A Revolving Credit
     Note in favor of the Syndication Agent in the form of Exhibit B to this Amendment, duly executed by New Borrower.

          (d) Opinion of Foreign Counsel. A legal opinion issued to Lenders by New Borrower's local counsel, in form and substance reasonably acceptable to Lenders.

          (e) Opinion of US Counsel. A legal opinion issued to Lenders by Current Borrower's U.S. counsel, in form and substance reasonably acceptable to Lenders.

          (f) Director's Certificate #1. A certificate dated of even date herewith and signed by a director of the New Borrower, substantially in the form of Exhibit C to this Amendment.

          (g) Director's Certificate #2. A certificate dated of even date herewith and signed by a director of the New Borrower, substantially in the form of Exhibit D to this Amendment.

          (h) Other. Such other documents as Administrative Agent may reasonably request.


                                    SECTION 5

                                  MISCELLANEOUS

     5.1 DOCUMENTS REMAIN IN EFFECT. Except as amended and modified by this Amendment and the exhibits attached hereto, the Credit Agreement and the other documents executed pursuant to the Credit Agreement remain in full force and effect. Further, notwithstanding the amendments to the Credit Agreement contained in Section 2 of this Amendment, it is still the intention of the parties hereto that, except with respect to the new limitation for Italian Borrowers contained in Section 2.24 of this Amendment (with the New Borrower being an Italian Borrower), all Borrowers shall remain jointly and severally liable and unconditionally guarantee the Indebtedness owed or hereafter owing to Administrative Agent and each Lender pursuant to Section 11 of the Credit Agreement.

     5.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts (including by fax), and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     5.3 EXPENSES. Borrowers agree to pay all costs and expenses of Lenders (including reasonable fees, charges and disbursements of Lenders' attorneys) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith, including, without limitation, the transactions contemplated by the Memorandum. In addition, Borrowers agree to pay, and save Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment, the borrowings under the Credit Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 5.3 shall survive any termination of the Credit Agreement.

     5.4 GOVERNING LAW. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Amendment shall be prohibited by or invalid under such laws, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     5.5 SUCCESSORS. This Amendment shall be binding upon Borrowers, Lenders and their respective successors and assigns, and shall inure to the benefit of Borrowers, Lenders and the successors and permitted assigns of Lenders.

                            [signature page attached]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered at Chicago, Illinois as of the date first above written.

CURRENT BORROWERS:
-----------------
INFORMATION RESOURCES, INC.                                  564 RANDOLPH CO. #2
a Delaware corporation                                       a Delaware corporation

By:                                                          By:
   --------------------------------------------------           -------------------------------------------
Name:                                                        Name:
     ------------------------------------------------             -----------------------------------------
Title:                                                       Title:
      -----------------------------------------------              ----------------------------------------



IRI PUERTO RICO, INC.                                        IRI VENEZUELA HOLDINGS, INC.
a Puerto Rico corporation                                    a Delaware corporation

By:                                                          By:
   --------------------------------------------------           -------------------------------------------
Name:                                                        Name:
     ------------------------------------------------             -----------------------------------------
Title:                                                       Title:
      -----------------------------------------------              ----------------------------------------



IRI GUATEMALA HOLDINGS, INC.                                 IRI GREEK HOLDINGS, INC.
a Delaware corporation                                       a Delaware corporation

By:                                                          By:
   --------------------------------------------------           -------------------------------------------
Name:                                                        Name:
     ------------------------------------------------             -----------------------------------------
Title:                                                       Title:
      -----------------------------------------------              ----------------------------------------



IRI ITALY HOLDINGS, INC.                                     IRI FRENCH HOLDINGS, INC.
a Delaware corporation                                       a Delaware corporation

By:                                                          By:
   --------------------------------------------------           -------------------------------------------
Name:                                                        Name:
     ------------------------------------------------             -----------------------------------------
Title:                                                       Title:
      -----------------------------------------------              ----------------------------------------



INFOSCAN ITALY HOLDINGS, INC.                                SHOPPERS HOTLINE, INC.
a Delaware corporation                                       a Delaware corporation

By:                                                          By:
   --------------------------------------------------           -------------------------------------------
Name:                                                        Name:
     ------------------------------------------------             -----------------------------------------
Title:                                                       Title:
      -----------------------------------------------              ----------------------------------------



NORTH CLINTON CORPORATION
an Illinois corporation

By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

NEW BORROWER:
-------------

IRI INFOSCAN S.R.L.
an Italian corporation

By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

                                        LENDERS:
                                        --------

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as a Lender and as Administrative Agent



                                        By:
                                           -------------------------------------
                                        Name:  Meghan C. Blake
                                        Title: Vice President



                                        KEY CORPORATE CAPITAL, INC.,
                                        as a Lender and Syndication Agent



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------